Exhibit 99.1

Procore Announces First Quarter 2022 Financial Results

CARPINTERIA, CA – May 4, 2022 -- Procore Technologies, Inc. (NYSE: PCOR), a leading global provider of construction management software, today announced financial results for the first quarter ended March 31, 2022.

“Our excellent first quarter performance reflects the strong project backlogs our customers are seeing and our impressive execution,” said Tooey Courtemanche, Founder, President and CEO of Procore. “I’m proud of the value we are delivering to all stakeholders as we continue working toward our vision to improve the lives of everyone in construction.”

“We delivered outstanding Q1 results that exceeded our expectations and saw notable strength across the business,” said Paul Lyandres, CFO of Procore.

First Quarter 2022 Financial Highlights:

•	Revenue was $160 million, an increase of 40% year-over-year.
o	Including a $7 million contribution from Levelset
•	GAAP gross margin was 79% and non-GAAP gross margin was 84%.
•	GAAP operating margin was (45%) and non-GAAP operating margin was (12%).
•	Operating cash flow for the first quarter was $10 million.
•	Free cash outflow for the first quarter was $5 million.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Recent Business Highlights:

•	Added 616 net new organic customers in the first quarter, ending with a total of 12,809 organic customers.
o	Excluding over 3,000 customers from Levelset
•	Formally launched in France, continuing Procore’s regional growth across EMEA.
•

Released the 2022 Customer ROI Report, which explores how the Procore platform is helping customers tackle the most daunting challenges in the industry, through building scalable businesses, reducing rework, improving efficiency and enabling safer jobsites.

•	Named to the G2 2022 Best Software Awards for Best Software Products.
•	Ranked as the number 1 construction project management software by the 2021 JBKnowledge Construction Technology Report.

Second Quarter and Full Year 2022 Outlook:

Procore is providing the following guidance for the second quarter and full year 2022:

•	Second Quarter 2022 Outlook:
o	Revenue is expected to be in the range of $161 million to $163 million, representing year-over-year growth of 31% to 33%.
o	Non-GAAP operating margin is expected to be in the range of (14%) to (15%).
•	Full Year 2022 Outlook:
o	Revenue is expected to be in the range of $676 million to $680 million, representing year-over-year growth of 31% to 32%.
▪	Including $28 million from Levelset
o	Non-GAAP operating margin is expected to be in the range of (13.5%) to (14.5%).

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Procore’s future GAAP financial results.

Quarterly Conference Call

Procore Technologies, Inc. will hold a conference call to discuss its first quarter results at 2:00 p.m., Pacific Time, on Wednesday, May 4, 2022. A live audio webcast will be accessible on Procore's investor relations website at http://investors.procore.com.

Forward-Looking Statements

Statements Procore makes in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” "outlook", “seeks,” “should,” “will,” and variations of such words or similar expressions.

Procore intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are making this statement for purposes of complying with those safe harbor provisions.

This press release contains forward-looking statements about Procore and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including, but not limited to, statements regarding the expected performance of Procore’s business and objectives of management for future operations, are forward-looking statements. Procore has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that Procore believes may affect its business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors that could cause results to differ materially from Procore’s current expectations. You should not place undue reliance on Procore’s forward-looking statements. Procore assumes no obligation to update any forward-looking statements to reflect events or circumstances that exist or change after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Procore believes that the use of certain non-GAAP financial measures as described below, when taken collectively, is helpful to investors because it provides consistency and comparability with past financial performance, and may assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Operating Expenses, Non-GAAP Loss from Operations, Non-GAAP Operating Margin, Non-GAAP Net Loss and Non-GAAP Net Loss per Share:  Procore defines these non-GAAP financial measures as the respective GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, employer payroll tax related to employee stock transactions, and acquisition-related expenses. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by total revenue. Non-GAAP operating margin is the ratio calculated by dividing non-GAAP loss from operations by total revenue.

Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company's non-cash expenses, Procore believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for meaningful comparisons between its operating results from period to period. The expense related to amortization of acquired intangible assets is dependent upon estimates and assumptions, which can vary significantly and are unique to each asset acquired; therefore, Procore believes non-GAAP measures that adjust for the amortization of acquired intangible assets provide investors a consistent basis for comparison across accounting periods. The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Procore’s control and that do not correlate to the operation of the business. When evaluating the performance of its business and making operating plans, Procore does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on overall stockholder dilution than the accounting charges associated with such grants). Additionally, acquisition-related expenses, such as transaction costs and retention payments, are expenses that are not necessarily reflective of operational performance during a period. Procore believes that the exclusion of acquisition-related expenses provides for a useful comparison of our operating results to prior periods and to its peer companies, which commonly exclude these expenses. Overall, Procore believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Procore's own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to information provided by other companies in Procore's industry, as other companies in the industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on Procore's reported financial results. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Procore's business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Procore's business.

Free Cash Flow: Procore defines free cash flow as net cash provided by operating activities, less purchases of property and equipment and capitalized software development costs. Procore believes free cash flow is an important liquidity measure of the cash (if any) that is available, after our operating activities and capital expenditures. Procore uses free cash flow in conjunction with traditional GAAP measures to assess its liquidity and evaluate the effectiveness of its business strategies. Once Procore’s business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

About Procore

Procore is a leading global provider of construction management software. Over 1 million projects and more than $1 trillion USD in construction volume have run on Procore's platform. Procore’s platform connects key project stakeholders to solutions Procore has built specifically for the construction industry—for the owner, the general contractor, and the specialty contractor. Procore's App Marketplace has a multitude of partner solutions that integrate seamlessly with Procore’s platform, giving construction professionals the freedom to connect with what works best for them. Headquartered in Carpinteria, California, Procore has offices around the globe. Learn more at Procore.com.

Media Contact

Elizabeth Locke

press@procore.com

Investor Contact

Matthew Puljiz

ir@procore.com

Procore Technologies, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share amounts)	2022	2021
Revenue	$159,516	$113,938
Cost of revenue (1)(2)(3)	33,332	20,359
Gross profit	126,184	93,579
Operating expenses:
Sales and marketing (1)(2)(3)(4)	93,915	53,965
Research and development (1)(2)(3)(4)	60,254	34,545
General and administrative (1)(3)(4)	43,152	17,927
Total operating expenses	197,321	106,437
Loss from operations	(71,137)	(12,858)
Interest expense, net	(491)	(562)
Other income (expense), net	543	(183)
Loss before provision for income taxes	(71,085)	(13,603)
Provision for income taxes	334	129
Net loss	$(71,419)	$(13,732)
Net loss per share attributable to common stockholders, basic and diluted	$(0.53)	$(0.44)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	134,530,010	31,357,060

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Cost of revenue	$1,458	$1,161
Sales and marketing	10,296	3,252
Research and development	13,008	3,246
General and administrative	12,447	2,644
Total stock-based compensation expense	$37,209	$10,303

(2)	Includes amortization of acquired intangible assets as follows:

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Cost of revenue	$5,654	$1,086
Sales and marketing	3,106	479
Research and development	902	183
Total amortization of acquired intangible assets	$9,662	$1,748

(3)Includes employer payroll tax on employee stock transactions as follows:

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Cost of revenue	$81	$4
Sales and marketing	608	142
Research and development	1,027	74
General and administrative	545	80
Total employer payroll tax on employee stock transactions	$2,261	$300

(4)Includes acquisition-related expenses as follows:

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Sales and marketing	$207	$-
Research and development	1,101	-
General and administrative	1,038	-
Total acquisition-related expenses	$2,346	$-

Procore Technologies, Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)	March 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$586,914	$586,108
Accounts receivable, net	79,777	113,977
Contract cost asset, current	18,358	17,030
Prepaid expenses and other current assets	40,730	35,173
Total current assets	725,779	752,288
Capitalized software development costs, net	34,898	27,062
Property and equipment, net	40,047	36,837
Right of use assets - finance leases	38,948	39,623
Right of use assets - operating leases	47,245	44,052
Contract cost asset, non-current	28,735	25,889
Intangible assets, net	192,501	201,977
Goodwill	540,024	540,922
Other assets	24,087	22,007
Total assets	$1,672,264	$1,690,657
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities
Accounts payable	$14,408	$15,490
Accrued expenses	58,892	65,907
Deferred revenue, current	310,000	301,557
Other current liabilities	25,316	20,750
Total current liabilities	408,616	403,704
Deferred revenue, non-current	4,166	4,024
Finance lease liabilities, non-current	46,952	47,344
Operating lease liabilities, non-current	43,820	41,573
Other liabilities, non-current	4,325	4,723
Total liabilities	507,879	501,368
Stockholders’ equity
Common stock	13	13
Additional paid-in capital	1,898,241	1,852,071
Accumulated other comprehensive loss	(238)	(583)
Accumulated deficit	(733,631)	(662,212)
Total stockholders’ equity	1,164,385	1,189,289
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,672,264	$1,690,657

Remaining performance obligation:

The remaining performance obligation was $626.7 million as of March 31, 2022, approximately 71% of which is expected to be recognized as revenue within 12 months. The remaining performance obligation was $449.9 million as of March 31, 2021, approximately 73% of which was expected to be recognized as revenue within 12 months.

Procore Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended March 31,
(in thousands)	2022	2021
Operating activities
Net loss	$(71,419)	$(13,732)
Adjustments to reconcile net loss to net cash provided by operating activities
Stock-based compensation	37,209	10,303
Depreciation and amortization	15,147	7,301
Abandonment of long-lived assets	-	554
Noncash lease expense	2,156	1,866
Unrealized foreign currency (gain) loss, net	(477)	605
Deferred income taxes	(352)	(27)
Changes in operating assets and liabilities
Accounts receivable	34,125	20,723
Deferred contract cost assets	(4,066)	(1,562)
Prepaid expenses and other assets	(4,925)	(4,601)
Accounts payable	339	(3,516)
Accrued expenses and other liabilities	(4,357)	5,115
Deferred revenue	8,774	6,639
Operating lease liabilities	(1,870)	(1,372)
Net cash flow provided by operating activities	10,284	28,296
Investing activities
Purchases of property and equipment	(7,525)	(2,393)
Capitalized software development costs	(7,632)	(2,193)
Purchases of strategic investments	(2,329)	-
Settlement of post-close working capital adjustments from business combinations	1,291	-
Net cash flow used in investing activities	(16,195)	(4,586)
Financing activities
Proceeds from stock option exercises	6,907	11,627
Payments of deferred offering costs	-	(540)
Principal payments under finance lease agreements, net of proceeds from lease incentives	(365)	(314)
Net cash flow provided by financing activities	6,542	10,773
Net increase in cash, cash equivalents and restricted cash	631	34,483
Effect of exchange rate changes on cash	175	(629)
Cash, cash equivalents and restricted cash, beginning of period	589,212	383,253
Cash, cash equivalents and restricted cash, end of period	$590,018	$417,107

Procore Technologies, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

Reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin:

	Three Months Ended March 31,
	2022	2021
	(dollars in thousands)
Revenue	$159,516	$113,938
Gross profit	126,184	93,579
Stock-based compensation expense	1,458	1,161
Amortization of acquired technology intangible assets	5,654	1,086
Employer payroll tax on employee stock transactions	81	4
Non-GAAP gross profit	$133,377	$95,830
Gross margin	79%	82%
Non-GAAP gross margin	84%	84%

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended March 31,
	2022	2021
	(dollars in thousands)
Revenue	$159,516	$113,938
GAAP sales and marketing	93,915	53,965
Stock-based compensation expense	(10,296)	(3,252)
Amortization of acquired intangible assets	(3,106)	(479)
Employer payroll tax on employee stock transactions	(608)	(142)
Acquisition-related expenses	(207)	-
Non-GAAP sales and marketing	$79,698	$50,092
GAAP sales and marketing as a percentage of revenue	59%	47%
Non-GAAP sales and marketing as a percentage of revenue	50%	44%

GAAP research and development	$60,254	$34,545
Stock-based compensation expense	(13,008)	(3,246)
Amortization of acquired intangible assets	(902)	(183)
Employer payroll tax on employee stock transactions	(1,027)	(74)
Acquisition-related expenses	(1,101)	-
Non-GAAP research and development	$44,216	$31,042
GAAP research and development as a percentage of revenue	38%	30%
Non-GAAP research and development as a percentage of revenue	28%	27%

GAAP general and administrative	$43,152	$17,927
Stock-based compensation expense	(12,447)	(2,644)
Employer payroll tax on employee stock transactions	(545)	(80)
Acquisition-related expenses	(1,038)	-
Non-GAAP general and administrative	$29,122	$15,203
GAAP general and administrative as a percentage of revenue	27%	16%
Non-GAAP general and administrative as a percentage of revenue	18%	13%

Reconciliation of loss from operations and operating margin to non-GAAP loss from operations and non-GAAP operating margin:

	Three Months Ended March 31,
	2022	2021
	(dollars in thousands)
Revenue	$159,516	$113,938
Loss from operations	(71,137)	(12,858)
Stock-based compensation expense	37,209	10,303
Amortization of acquired intangible assets	9,662	1,748
Employer payroll tax on employee stock transactions	2,261	300
Acquisition-related expenses	2,346	-
Non-GAAP loss from operations	$(19,659)	$(507)
Operating margin	(45%)	(11%)
Non-GAAP operating margin	(12%)	(0%)

Reconciliation of net loss and net loss per share to non-GAAP net loss and non-GAAP net loss per share:

	Three Months Ended March 31,
	2022	2021
	(dollars in thousands)
Revenue	$159,516	$113,938
Net loss	(71,419)	(13,732)
Stock-based compensation expense	37,209	10,303
Amortization of acquired intangible assets	9,662	1,748
Employer payroll tax on employee stock transactions	2,261	300
Acquisition-related expenses	2,346	-
Non-GAAP net loss	$(19,941)	$(1,381)

Numerator:
Non-GAAP net loss	$(19,941)	$(1,381)

Denominator:
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	134,530,010	31,357,060

GAAP net loss per share, basic and diluted	$(0.53)	$(0.44)
Non-GAAP net loss per share, basic and diluted	$(0.15)	$(0.04)

Computation of free cash flow:

	Three Months Ended March 31,
	2022	2021
	(dollars in thousands)
Net cash provided by operating activities	$10,284	$28,296
Purchases of property and equipment	(7,525)	(2,393)
Capitalized software development costs	(7,632)	(2,193)
Non-GAAP free cash flow	$(4,873)	$23,710